UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________________

FORM 8-K
________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 ____________________________________________
 Date of Report (Date of earliest event reported): May 5, 2021
www.carlisle.com
Commission File Number 1-9278
CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	31-1168055
(State of incorporation)	(I.R.S. Employer I.D. No.)

16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254
(Address of principal executive office, including zip code)

(480) 781-5000
(Telephone)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $1 par value	CSL	New York Stock Exchange
Preferred Stock Purchase Rights, $1 par value	n/a	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2021, Lawrence A. Sala notified Carlisle Companies Incorporated (the “Company”) of his retirement from the Board of Directors of the Company (the “Board”), and submitted his resignation, effective immediately, in accordance with the Board’s policy of retiring after completing 18 consecutive years of service on the Board. Mr. Sala’s retirement was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) On May 5, 2021, the Company held its 2021 annual meeting of shareholders (the “Annual Meeting”).

(b) At the Annual Meeting, the Company’s shareholders (i) elected all three of the directors nominated by the Board, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, and (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers for 2020 as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 23, 2021 (the “2021 Proxy Statement”). The proposals are further described in the 2021 Proxy Statement.

(c) Final voting results on each proposal submitted to the Company’s shareholders at the Annual Meeting are as follows:

1. Election of directors:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
James D. Frias	43,875,279	5,812,725	32,249	2,875,198
Gregg A. Ostrander	49,067,910	620,607	31,736	2,875,198
Jesse G. Singh	49,349,829	343,460	29,964	2,875,198

2. Ratification of Deloitte & Touche LLP:

Votes For	Votes Against	Abstentions
52,487,163	82,982	25,306

3. Advisory vote to approve the Company’s named executive officer compensation for 2020:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,267,116	3,825,240	627,897	2,875,198

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title

104	Cover page interactive data file (formatted in inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date:	May 5, 2021	By:	/s/ Robert M. Roche
Robert M. Roche
Vice President and Chief Financial Officer